UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2010
MAD CATZ INTERACTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7480 Mission Valley Road, Suite 101
San Diego, California 92108
(Address of Principal Executive Offices)

(619) 683-9830
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Mad Catz Interactive, Inc. Stock Option Plan — 2007 (the “Plan”), as amended and restated, was approved by the shareholders of Mad Catz Interactive, Inc. (the “Company”) and became effective on September 15, 2010 at the Annual and Special Meeting of Shareholders of the Company. Employees, officers, directors and Consultants of the Company or its affiliates are eligible to participate in the Plan. The terms of the Plan were previously disclosed in the Company’s Management Proxy Circular and Proxy Statement for the Company’s 2010 Annual and Special Meeting of Shareholders filed with the Securities and Exchange Commission on August 19, 2010. A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company completed its Annual and Special Meeting of Shareholders on September 15, 2010 following adjournment of the meeting from September 10, 2010. The matters voted upon at the meeting included (a) the election of four directors to the Company’s Board of Directors, (b) the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm and Auditor and the authorization of the Board of Director to approve the Independent Registered Public Accounting Firm and Auditor’s remuneration and (c) the approval of amendments to the Mad Catz Interactive, Inc. Stock Option Plan — 2007. The votes cast with respect to these matters were as follows:
Election of Directors:

	Number of Shares	Number of Shares	Number of Broker
Nominee	Voted For	Withheld	Non-Votes
Thomas R. Brown	13,149,527	1,308,777	24,953,661
Robert J. Molyneux	12,122,917	2,335,387	24,953,661
Darren Richardson	12,279,986	2,178,318	24,953,661
William Woodward	12,460,659	1,997,645	24,953,661
Appointment of KPMG LLP as our Independent Registered Public Accounting Firm and Auditor and the authorization of the Board of Director to approve the Independent Registered Public Accounting Firm and Auditor’s remuneration:

Number of Shares	Number of Shares	Number of Broker
Voted For	Voted Against	Non-Votes
38,108,752	1,303,213	0
Amendment to the Mad Catz Interactive, Inc. Stock Option Plan — 2007 to (i) increase the number of shares of common stock reserved for issuance thereunder by 800,000 from 6,500,000 to 7,300,000 shares, (ii) clarify that shareholder approval is required to increase the number of shares of common stock reserved for issuance thereunder and (iii) clarify that shareholder approval is required to increase the number of options that may be granted to non-employee directors initially or annually thereunder:

Number of Shares	Number of Shares	Number of Broker
Voted For	Voted Against	Non-Votes
8,914,611	7,680,724	24,180,503

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1 Mad Catz Interactive, Inc. Stock Option Plan - 2007, as amended and restated.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2010	MAD CATZ INTERACTIVE, INC.
	By:	/s/ Allyson Vanderford
		Name:	Allyson Vanderford
Its: Interim Chief Financial Officer